Exhibit 99.1
NYSE Amex Equities Exchange Symbol - UEC

Uranium Energy Corp Announces an Inferred Resource of 5.5 Million Pounds U3O8 at the Company's Workman Creek Project in Arizona

Corpus Christi, TX - March 06, 2012 - Uranium Energy Corp (NYSE-AMEX: UEC, the 'Company') is pleased to announce that the Company has received an independent National Instrument 43-101 Technical Report for its Workman Creek Project located in Gila County, Arizona, that reports an inferred mineral resource of 3,222,000 tons containing 5,542,000 lbs. of U3O8 with an average grade of 0.086% U3O8, at a cut-off grade of 0.05%.

The Workman Creek Project consists of 183 unpatented lode mining claims covering 3,620 acres. The Project is located in a remote area of the Dripping Springs Mining District of Gila County, Arizona, about 30 miles north of Miami, Arizona, 85 miles northeast of Phoenix and approximately 180 miles from the Company's Anderson Project. The current claim configuration represents the Workman Creek North and South projects, areas originally held and developed by Wyoming Minerals Corp ("WMC"), a subsidiary of Westinghouse, in the 1970s and 1980s.

The uranium mineralization in the Dripping Springs Mining District was first noted in 1950, but not thoroughly explored until 1955 following an airborne radiometric survey conducted by the U.S. Atomic Energy Commission. The survey identified approximately 20 target areas and initiated a staking rush into the Sierra Ancha Mountains of Gila County.

In the 1970s, WMC established a significant acreage position in the area and began a systematic development program. Major work conducted by WMC including the drilling of over 400 exploration and development holes, geological mapping, regional and detailed geochemical studies, petrographic studies, mineralogical paragenetic studies, geophysical surveys and metallurgical studies, all of which culminated in a positive feasibility study prepared by Dravo Engineers in 1980. The Company has access to all of this information about the project area.

Based on favorable economics indicated in the Dravo Engineers feasibility study, detailed designs for open pit and underground mining were developed, coupled with a conventional acid leach, solvent extraction and precipitation process. Metallurgical leaching studies indicated that uranium recovery was in the range of 94%. The work by Dravo Engineers was further supported and complimented by work performed by Mountain States Research and Development, of Tucson, Arizona, and the Colorado School of Mines Research Institute of Golden, Colorado. However, these historical studies pre-date NI 43-101 standards and should not be treated as current. The Company has not performed the necessary work to verify these historical studies and the results should not be relied upon.

The complete Technical Report titled "Technical Report on the Workman Creek Project" dated effective March 2, 2012, as prepared for the Company, is filed on the SEDAR website, at www.sedar.com, and on the Company's website at www.uraniumenergy.com. The Technical Report is authored by Neil G. McCallum, P.Geol., and Gary H. Giroux, P. Eng., both being qualified persons as defined in NI 43-101. Mr. McCallum is with Dahrouge Geological Consultants Ltd and Mr. Giroux is an independent consulting engineer.

The authors of the Technical Report concluded that, based on geological similarities and other historic mining activity dating back to the 1950s, there is excellent potential for significant uranium mineralization on the other claim blocks which constitute the Workman Creek Project. They further stated that the claim blocks outside of the main resource area have seen limited documented exploration work, and the recommended program is designed to expand results from previous drill testing.

The technical information in this news release has been prepared in accordance with the Canadian regulatory requirements set out in NI 43-101 and approved by Clyde L. Yancey, P.G., Vice President-Exploration for the Company, a Qualified Person under NI-43-101.

About Uranium Energy Corp

Uranium Energy Corp is a U.S.-based uranium production, development and exploration company operating North America's newest emerging uranium mine. The Company's fully licensed and permitted Hobson processing facility is central to all of its projects in South Texas, including the Palangana in-situ recovery project, which is ramping up initial production, and the Goliad in-situ recovery project which has been granted its Mine Permit and is in the initial stages of mine construction.  The Company's operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact North America: Investor Relations, Uranium Energy Corp:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE-AMEX: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

Notice to U.S. Investors

The mineral resources referred to herein have been estimated in accordance with the definition standards on mineral resources of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in NI 43-101 and are not compliant with U.S. Securities and Exchange Commission (the "SEC") Industry Guide 7 guidelines. In addition, measured mineral resources, indicated mineral resources and inferred mineral resources, while recognized and required by Canadian regulations, are not defined terms under SEC Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. Accordingly, we have not reported them in the United States. Investors are cautioned not to assume that any part or all of the mineral resources in these categories will ever be converted into mineral reserves. These terms have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. In particular, it should be noted that mineral resources which are not mineral reserves do not have demonstrated economic viability. It cannot be assumed that all or any part of measured mineral resources, indicated mineral resources or inferred mineral resources will ever be upgraded to a higher category. In accordance with Canadian rules, estimates of inferred mineral resources cannot form the basis of feasibility or other economic studies. Investors are cautioned not to assume that any part of the reported measured mineral resources, indicated mineral resources or inferred mineral resources referred to herein are economically or legally mineable

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.  This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.